SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                   FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  April 15, 1998
              ------------------------------------------------
              Date of Report (Date of earliest event reported)


                                PRT GROUP INC.
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             (Exact Name of Registrant as Specified in Charter)



            Delaware                   0-23315              13-3914972
   ----------------------------    ----------------     -------------------
   (State or other jurisdiction    (Commission File       (IRS Employer
         of Incorporation)             Number)          Identification No.)



   342 Madison Avenue, 11th Floor, New York, New York           10173
   --------------------------------------------------        ----------
        (Address of Principal Executive Offices)             (Zip Code)


                                  (212) 922-0800
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              Registrant's telephone number, including area code


                                Not Applicable
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)




 Item 2.   Acquisition and Disposition of Assets.

           As of April 15, 1998, PRT Group Inc. (the "Company") entered into an Asset Purchase Agreement ("Purchase Agreement") with the Institute for Software Process Improvement, Inc. ("ISPI"), a Pennsylvania corporation. Pursuant to the Purchase Agreement, the Company purchased substantially all of the business and assets of ISPI for an aggregate purchase price of approximately $2.5 million in cash, subject to post-closing adjustments.
 In addition, pursuant to the terms of the Purchase Agreement and subject to applicable law, the owners of all of the equity of ISPI have agreed to purchase $200,000 worth of shares of Company common stock, in the aggregate, on the Nasdaq National Market over a period of 120 days after the closing and to hold such shares for a period of one year from the purchase date. A press release (the "Press Release") describing the transaction was released on April 16, 1998.

           The Purchase Agreement and Press Release are attached hereto as Exhibits 99.1 and 99.2, respectively, and each is incorporated herein by reference in its entirety. The foregoing discussion is qualified in its entirety by reference to such Exhibits.

 Item 7.   Financial Statements and Exhibits.

 (a)       Financial Statements of Business Acquired.

           It was impracticable to provide the audited financial statements required in this Form 8-K report. The required audited financial statements will be filed with the Securities and Exchange Commission (the "Commission") not later than 60 days after the date of filing of this Form 8-K report.

 (b)       Pro Forma Financial Information.

           It was impracticable to provide pro forma financial information required pursuant to Article 11 of Regulation S-X relative to an acquired business in this Form 8-K report. The required pro forma financial information will be filed with the Commission not later than 60 days after the date of filing of this Form 8-K report.

 (c)       Exhibits.

 99.1 Asset Purchase Agreement, dated as of April 15, 1998, by and among the Company, Institute for Software Process Improvement, Inc., a Delaware corporation and a newly formed wholly owned subsidiary of the Company, Timothy C. Kasse and Jeffery R. Perdue and ISPI.

 99.2      Press Release issued by the Company, dated April 16, 1998.



                                   SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


 Dated:  April 30, 1998



                                         PRT GROUP INC.



                                         By: /S/ LOWELL W. ROBINSON
                                            --------------------------------
                                         Name:  Lowell W. Robinson
                                         Title: Executive Vice President and
                                                  Chief Financial Officer



                               EXHIBIT INDEX


 Exhibit No.    Description
 -----------    -----------
 99.1           Asset Purchase Agreement, dated as of April 15, 1998, by
                and among the Company, Institute for Software Process
                Improvement, Inc., a Delaware corporation and a newly formed wholly owned subsidiary of the Company, Timothy C.
                Kasse and Jeffery R. Perdue and ISPI.

 99.2           Press Release issued by the Company, dated April 16, 1998.